                                 EXHIBIT 10.19

                             REVOLVING CREDIT NOTE

                                                                Atlanta, Georgia
$23,000,000                                                    December 15, 1995

    FOR VALUE RECEIVED, the undersigned, THE MAXIM GROUP, INC., a Delaware corporation, and KINNAIRD & FRANCKE INTERIORS, INC., a Delaware corporation, KINNAIRD & FRANCKE DRAPERY CO., INC., a Kentucky corporation, FIRST QUALITY, INC., a Delaware corporation, STEVE PETERSON INTERIORS & ASSOCIATES, INC., a Utah corporation, NATIONAL CARPET BROKERS, INC., a Utah corporation, BAY AREA CARPETS, INC., a Delaware corporation, CARPET WORLD, INC., a Delaware corporation, RNA ENTERPRISES, INC., a Delaware corporation, GCO, INC., an Alabama corporation, CARPETIME, INC., a Delaware corporation, DUBOSE CARPETS & FLOORS, INC., a Delaware corporation, RUG N REMNANTS, INC., a Texas corporation, CARPET GALLERY, INC. (GEORGIA), a Georgia corporation, AMERICAN CARPETS & INTERIORS, INC., a Georgia corporation, INVESTOR MANAGEMENT, INC., an Alabama corporation, LOSANTVILLE CARPET OUTLET, INC., an Indiana corporation, and CARPET COUNTRY, INC., a Georgia corporation, jointly and severally (hereinafter referred to as "Maker", which term shall refer to each of the undersigned individually and jointly), promise to pay to the order of FIRST UNION NATIONAL BANK OF GEORGIA, a national banking association (hereinafter referred to as the "Holder"), at Holder's office located at 999 Peachtree Street, N.E., Atlanta, Georgia 30309, or at such other place as Holder may from time to time designate in writing, the principal sum of Twenty Three Million Dollars ($23,000,000.00) or, if less, the aggregate outstanding principal amount of Advances, as such term is defined in that certain Loan Agreement dated February 2, 1995, as amended, between Maker and Holder, as further amended, modified, supplemented or restated from time to time (the "Loan Agreement"), made or issued by Holder to or on behalf of Maker, in lawful money of the United States, payable in full upon the Line Termination Date (as defined in the Loan Agreement), together with accrued interest from the date hereof on the unpaid principal balance hereof, payable in the manner and at the rate or rates specified in the Loan Agreement.

    The date and amount of each Advance made by the Holder to the Maker of this Note under the Loan Agreement referred to above, and each payment of principal thereof, shall be recorded by Holder on its books.

    In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly pay or credit such excess interest as provided in the Loan Agreement.

    This Note is the "Revolving Credit Note" referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default (as defined in the Loan Agreement). Payment of this Note is secured by the Collateral and the Realty (as such terms are defined in the Loan Agreement) as set forth in the Loan Agreement. Maker may prepay this Note as provided in the Loan Agreement. This Note is issued in renewal of that certain Revolving Credit Note, dated as of February 2, 1995, from the Company and each of its then existing Subsidiaries to the Holder.

    Upon and after the occurrence of an Event of Default, the unpaid principal balance hereunder, at the option of Holder, shall bear interest, calculated daily on the basis of a 360-day year for the actual days elapsed, at the rate per annum equal to the Default Rate (as such term is defined in the Loan Agreement).

    THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN ATLANTA, GEORGIA AND THE LOANS REPRESENTED HEREBY ARE TO BE REPAID AT ATLANTA, GEORGIA. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD FOR CONFLICTS OF LAW RULES.
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    If  legal  action  is instituted  on  this  Note, the  Maker  agrees  to pay reasonable attorneys' fees actually incurred by Holder.

    The Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note.

    WITNESS the hand and seal of each of the undersigned.

                                          THE MAXIM GROUP, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          "SUBSIDIARIES"
                                          KINNAIRD & FRANCKE INTERIORS, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          KINNAIRD & FRANCKE DRAPERY, CO., INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          FIRST QUALITY, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          STEVE PETERSON INTERIORS & ASSOCIATES,
                                          INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]

                                          NATIONAL CARPET BROKERS, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          BAY AREA CARPETS, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          CARPET WORLD, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          RNA ENTERPRISES, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          GCO, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          CARPETIME, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]

                                          DUBOSE CARPETS & FLOORS, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          RUGS N REMNANTS, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          CARPET GALLERY, INC. (GEORGIA)
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          LOSANTVILLE CARPET OUTLET, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          AMERICAN CARPETS & INTERIORS, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          INVESTOR MANAGEMENT, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]
                                          CARPET COUNTRY, INC.
                                          By:           /s/ A.J. NASSAR

                                             -----------------------------------
                                                     ITS AUTHORIZED OFFICER

                                          [SEAL]